VOYA PARTNERS, INC.

VY® PIMCO Bond Portfolio

(“Portfolio”)

Supplement dated November 28, 2014

to the Portfolio’s Adviser Class (“Class ADV”), Initial Class (“Class I”),

Service Class (“Class S”), and Service 2 Class (“Class S2”) Prospectus

dated May 1, 2014; and

to the Portfolio’s Class ADV, Class I, Class S, and Class S2

Summary Prospectus dated May 1, 2014, as supplemented October 7, 2014

(each a “Prospectus” and collectively the “Prospectuses”)

1.	On November 20, 2014, the Board of Directors of Voya Partners, Inc. (“Board”) approved a proposal to reorganize the Portfolio with and into the following “Surviving Portfolio” (the “Reorganization”):

Merging Portfolio	Surviving Portfolio
VY® PIMCO Bond Portfolio (to be renamed Voya Aggregate Bond Portfolio)	Voya Intermediate Bond Portfolio

The proposed Reorganization is subject to approval by shareholders of the Merging Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Merging Portfolio’s shareholders on or about May 20, 2015, and a shareholder meeting is scheduled to be held on or about July 10, 2015. The Merging Portfolio’s will notify shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposal is obtained, it is expected that the Reorganization will take place on or about July 17, 2015.

Following the Reorganization you will hold shares of Voya Intermediate Bond Portfolio.  For more information regarding Voya Intermediate Bond Portfolio, please contact a Shareholder Services representative or your financial professional.

2.	In addition, on November 20, 2014, the Board approved a change with respect to the Portfolio’s sub-adviser from Pacific Investment Management Company LLC (“PIMCO”) to Voya Investment Management Co. LLC (“Voya IM”) with related changes to the Portfolio’s name, principal investment strategies, and expense structure. Voya IM is also the sub-adviser for Voya Intermediate Bond Portfolio.

Effective on or about the close of business of December 12, 2014, Voya IM will begin managing the Portfolio and the Portfolio will have the same sub-adviser and principal investment strategies as Voya Intermediate Bond Portfolio. In conjunction with the change to the Portfolio’s sub-adviser, Mark Kiesel, Scott A. Mather, and Mihir Worah will be removed as the portfolio managers for the Portfolio, and Christine Hurtsellers and Matthew Toms will be added as portfolio managers for the Portfolio.

Effective on the close of business December 12, 2014, the Portfolio’s Prospectuses are hereby revised as follows:

a.	All references to “VY® PIMCO Bond Portfolio” are hereby deleted and replaced with “Voya Aggregate Bond Portfolio.”

b.	The table and accompanying footnotes in the section entitled “Fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” of the Portfolio’s Prospectuses are hereby deleted and replaced with the following:

Annual Portfolio Operating Expenses 1

Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.44	0.44	0.44	0.44
Distribution and/or Shareholder Service (12b-1) Fees	%	0.50	None	0.25	0.50
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.05	0.05	0.05	0.05
Total Annual Portfolio Operating Expenses	%	1.09	0.59	0.84	1.09
Waivers and Reimbursements [2]	%	(0.04)	(0.04)	(0.04)	(0.14)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.05	0.55	0.80	0.95

1	Expense information has been restated to reflect current contractual rates.
2	The adviser is contractually obligated to limit expenses to 1.08%, 0.58%, 0.83%, and 0.98% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2015. In addition, the adviser is contractually obligated to further limit expenses to 1.05% 0.55%, 0.80%, and 0.95%, for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2017. The limitations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. These limitations are subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.10% of the distribution fee for Class S2 shares through May 1, 2017. Termination or modification of these obligations requires approval by the Portfolio’s Board.

c.	The table and the paragraph immediately following in the section entitled “Fees and Expenses of the Portfolio – Expense Examples” of the Portfolio’s Prospectuses are hereby deleted and replaced with the following:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$107	338	593	1,321
I	$56	181	321	730
S	$82	260	458	1,030
S2	$97	318	573	1,303

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-, five-, and ten-year periods.

d.	The section entitled “Principal Investment Strategies” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The types of fixed-income instruments in which the Portfolio may invest, include but are not limited to, corporate, government, and mortgage bonds, which, at the time of purchase, are rated investment-grade (e.g., rated at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated.

Although the Portfolio may invest a portion of its assets in high-yield (high risk) debt instruments, commonly referred to as “junk bonds,” rated below investment-grade, the Portfolio will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser (“Sub-Adviser”) maintains a dollar-weighted

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average duration between three and ten years. Duration is the most commonly used measure of risk in debt instruments as it incorporates multiple features of the debt instruments (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a debt security to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the debt instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the debt instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by 1%.

The Portfolio may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt instruments of foreign issuers (including those located in emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate secured loans (“Senior Loans”); and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The Portfolio typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Portfolio.

The Portfolio may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser believes that relationships between the drivers of debt instrument returns change over time and that recognizing this is key to managing debt instrument assets. Therefore, the Sub-Adviser employs a dynamic investment process that balances top-down macro-economic considerations and fundamental bottom-up analysis during the steps of its investment process - sector allocation, security selection, duration and yield curve management. This includes leveraging proprietary qualitative analysis along with quantitative tools throughout the portfolio construction process.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.

Pending Merger - On November 20, 2014, the Portfolio’s Board of Directors approved a proposal to reorganize the Portfolio with and into Voya Intermediate Bond Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place on or about July 17, 2015. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of Voya Intermediate Bond Portfolio. For more information regarding Voya Intermediate Bond Portfolio, please contact a Shareholder Services representative or your financial professional.

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e.	The section entitled “Principal Risks” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Call. During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Company. The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit. Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency. To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments/Developing and Emerging Markets. Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities. Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

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Interest in Loans. The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate. With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.

Investment Model. The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.

Liquidity. If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market. Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Mortgage- and/or Asset-Backed Securities. Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.

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Municipal Obligations. The municipal market in which the Portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

Other Investment Companies. The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension. Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

U.S. Government Securities and Obligations. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

f.	The following footnote is included in the table of the subsection entitled “Performance Information – Average Annual Total Returns”

2	On or about December 12, 2014, the Sub-Adviser to the Portfolio was changed along with changes to the Portfolio’s name and principal investment strategies. Performance prior to December 12, 2014 is attributable to a different sub-adviser.

g.	The section entitled “Portfolio Management” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Voya Investment Management Co. LLC
Portfolio Managers
Christine Hurtsellers, CFA	Matthew Toms, CFA
Portfolio Manager (since 12/14)	Portfolio Manager (since 12/14)

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h.	The subsection entitled “Management of the Portfolios – VY® PIMCO Bond Portfolio” of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

Voya Aggregate Bond Portfolio

Voya Investment Management Co. LLC

Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of September 30, 2014, Voya IM managed approximately $84.6 billion in assets.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

Christine Hurtsellers, CFA, Portfolio Manager, has been with Voya IM since 2005 and leads the fixed-income business for Voya IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed adjustable-rate mortgages, mortgage-backed securities, collateralized mortgage obligations, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.

Matthew Toms, CFA, Portfolio Manager, joined Voya IM in September, 2009 as Senior Vice President and Head of U.S. Public Fixed-Income Investments. In this role, Mr. Toms directly oversees the investment teams responsible for investment-grade corporate, high-yield corporate, structured product, and money market strategies for the general account as well as external client business; as well as ensures coordination of credit strategies across developed and emerging markets. Prior to joining Voya IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.

Historical sub-adviser/name and strategies information:
Effective Date	Fund Name	Sub-Adviser
12/12/2014	Voya Aggregate Bond Portfolio	Voya Investment Management Co. LLC*
05/01/2014	VY PIMCO Bond Portfolio**	Pacific Investment Management Company LLC
Since inception	ING PIMCO Total Return Portfolio	Pacific Investment Management Company LLC

* The Sub-Adviser change resulted in a corresponding change to the Portfolio’s name and principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.

** Name change and change to principal investment strategies.

i.	The first paragraph of the subsection entitled “How to Buy and Sell Shares – Distribution Plan and Shareholder Service Plan” of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

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Each Portfolio listed in the table below has a distribution plan pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class ADV and Class S2 shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of Class ADV and Class S2 shares of the Portfolios. Under the Distribution Plan, each Portfolio makes payment at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has agreed to waive 0.10% of the distribution fees for Class S2 shares of the Portfolios (except for Voya Aggregate Bond Portfolio) through May 1, 2015. The Distributor has agreed to waive 0.10% of the distribution fees for Class S2 shares of Voya Aggregate Bond Portfolio through May 1, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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VOYA PARTNERS, INC.

VY® PIMCO Bond Portfolio

(“Portfolio”)

Supplement dated November 28, 2014

to the Portfolio’s Adviser Class (“Class ADV”), Service Class (“Class S”),

Institutional Class (“Class I”), and Service 2 Class (“Class S2”)

Statement of Additional Information (“SAI”)

dated May 1, 2014

1.	On November 20, 2014, the Board of Directors of Voya Partners, Inc. (“Board”) approved a proposal to reorganize the Portfolio with and into the following “Surviving Portfolio” (the “Reorganization”):

Merging Portfolio	Surviving Portfolio
VY® PIMCO Bond Portfolio (to be renamed Voya Aggregate Bond Portfolio)	Voya Intermediate Bond Portfolio

The proposed Reorganization is subject to approval by shareholders of the Merging Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Merging Portfolio’s shareholders on or about May 20, 2015, and a shareholder meeting is scheduled to be held on or about July 10, 2015. The Merging Portfolio will notify shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposal is obtained, it is expected that the Reorganization will take place on or about July 17, 2015.

Following the Reorganization you will hold shares of Voya Intermediate Bond Portfolio.  For more information regarding Voya Intermediate Bond Portfolio, please contact a Shareholder Services representative or your financial professional.

2.	In addition, on November 20, 2014, the Board approved a change with respect to the Portfolio’s sub-adviser from Pacific Investment Management Company LLC (“PIMCO”) to Voya Investment Management Co. LLC (“Voya IM”) with related changes to the Portfolio’s name, principal investment strategies, expense structure, and sub-advisory fee rate. Voya IM is also the sub-adviser for Voya Intermediate Bond Portfolio.

Effective on or about the close of business of December 12, 2014, Voya IM will begin managing the Portfolio and the Portfolio will have the same sub-adviser and principal investment strategies as Voya Intermediate Bond Portfolio. In conjunction with the change to the Portfolio’s sub-adviser, Mark Kiesel, Scott A. Mather, and Mihir Worah will be removed as the portfolio managers the Portfolio, and Christine Hurtsellers and Matthew Toms will be added as portfolio managers to the Portfolio.

Effective on the close of business of December 12, 2014, the Portfolio’s SAI is hereby revised as follows:

a.	All references to “VY® PIMCO Bond Portfolio” are hereby deleted and replaced with “Voya Aggregate Bond Portfolio.”

b.	All references to Mark Kiesel, Scott A. Mather, and Mihir Worah as portfolio managers for the Portfolio are hereby deleted.

c.	All references to “Pacific Investment Management Company LLC” and “PIMCO” serving as sub-adviser to the Portfolio are hereby deleted and replaced with “Voya Investment Management Co. LLC” or “Voya IM.”

d.	All policies with respect to the Portfolio in the section entitled “Non-Fundamental Investment Policies” are hereby deleted in their entirety.

e.	The following is added to the section entitled “Non-Fundamental Investment Policies:”

Voya Aggregate Bond Portfolio

The Portfolio:

1.	may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Portfolio as described in this SAI and in the Prospectuses;

2.	may invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof):

3.	may not invest in companies for the purpose of exercising control or management;

4.	may not purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other materials;

5.	may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of promptly within seven days in the ordinary course of business at approximately the value ascribed to it by the Portfolio. Such securities include, but are not limited to, fixed-time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

6.	may invest more than 15% of the total of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, considered by the Adviser or Sub-Adviser to be of comparable quality);
8.	may not invest more than 15% of its net assets in synthetic convertible securities and such securities must be rated A or higher by Moody’s or S&P;
9.	may invest more than 10% of its net assets in securities of supranational agencies.
f.	The following is added to the section entitled “Expense Limitation Agreement:”

Pursuant to a side agreement effective December 12, 2014, the Adviser has agreed to the following additional expense limits for Voya Aggregate Bond Portfolio through May 1, 2017:

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Portfolio	Adviser Class	Initial Class	Service Class	Service 2 Class
Voya Aggregate Bond Portfolio	1.05%	0.55%	0.80%	0.95%

Any fees waived pursuant to the side agreement expense limits are subject to possible recoupment within 36 months of the waiver or reimbursement. This obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s Board.

g.	The line item with respect to Voya IM in the table of the sub-section entitled “Sub-Advisers – Sub-Advisory Fees” of the Portfolio’s SAI is hereby revised to include the following:

Sub-Adviser	Portfolio	Sub-Advisory Fee
Voya IM	Voya Aggregate Bond(12)	0.25% of the Portfolio’s average daily net assets
(12)	Prior to December 12, 2014, the sub-advisory fee rate for the Portfolio was as follows:

0.25% of the first $1 billion of the PIMCO TR Portfolios’ (as defined below) average daily net assets; and 0.225% on average daily net assets of the PIMCO TR Portfolios’ (as defined below) in excess of $1 billion.

Prior to February 4, 2014, the sub-advisory fee for VY PIMCO Bond Portfolio was based on the aggregated assets of VY PIMCO Bond Portfolio and the former ING PIMCO Total Return Bond Portfolio, a series of Voya Investors Trust, that merged into Voya Intermediate Bond Portfolio on March 21, 2014 (together, the “PIMCO TR Portfolios”).  This sub-advisory fee rate applied when the aggregated net assets of all series in the Voya family of funds sub-advised by PIMCO exceeded $3 billion.  The fee rate payable to the Sub-Adviser when the aggregated assets of all series of the Voya family of funds sub-advised by PIMCO were less than $3 billion was 0.25% on all assets.

h.	The sub-section entitled “Portfolio Managers – VY® PIMCO Bond Portfolio” is hereby deleted and replaced with the following:

Voya Aggregate Bond Portfolio

Sub-Adviser: Voya IM

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Managers as of October 31, 2014:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christine Hurtsellers	8	$8,498,550,233	32	$8,742,421,659	19	$9,025,387,287
Matthew Toms	10	$12,519,477,424	31	$8,710,864,257	42	$9,457,280,323

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Potential Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from that of a Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for a Portfolio. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio, maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, the Sub-Adviser has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. The Sub-Adviser has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structures of Portfolio Managers

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one, three, and five year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in part in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set

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based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

Voya IM has a defined index (the Barclays U.S. Aggregate Bond Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares which vest ratably over a three-year period, Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of October 31, 2014, including investments by his or her immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Managers	Dollar Range of Portfolio Shares Owned
Christine Hurtsellers	None
Matthew Toms	None

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h.	Footnote 1 to the table in the section entitled “Rule 12b-1 Plans and Shareholder Service Plans” of the Portfolio’s SAI is hereby deleted and replaced with the following:

(1)	The Distributor has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2015 for a Portfolio (except Voya Aggregate Bond Portfolio). The expense waiver for Voya Aggregate Bond Portfolio will continue through at least May 1, 2017. This obligation will renew only if the Distributor elects to renew it. Notwithstanding the foregoing, modification or termination of this obligation requires approval by the Portfolio’s Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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